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  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board, President and Chief Executive Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 19, 2010           /s/ James A. Bowen
                                ------------------------------------------------
                                James A. Bowen, Chairman of the Board, President
                                and Chief Executive Officer
                                (principal executive officer)

I, Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer of First Trust/Aberdeen Emerging Opportunity Fund (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: August 19, 2010           /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, Treasurer, Chief Financial
                                Officer and Chief Accounting Officer
                                (principal financial officer)